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                                                                   EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO

                              18U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with a Quarterly Report on Form 10-Q for the three month period ending March 31, 2003 of Mariner Energy, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott
D. Josey, Chairman of the Board and Chief Executive Officer of the Company, certify that, to my knowledge, (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Scott D. Josey
                                         -----------------------------
                                         Scott D. Josey
                                         Chairman of the Board and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                                         May 15, 2003